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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
 CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): October 18, 2023

The Walt Disney Company
(Exact name of registrant as specified in its charter)

Delaware	001-38842	83-0940635
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

500 South Buena Vista Street
Burbank, California 91521
(Address of Principal Executive Offices and Zip Code)

(818) 560-1000
(Registrant’s telephone number, including area code)

Not applicable
(Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	DIS	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

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Item 7.01 Regulation FD Disclosure
This document provides summary recast segment financial information for the nine months ended July 1, 2023, fiscal year 2022 and fiscal year 2021 to reflect the following changes (which have no impact on our historically reported net income or earnings per share):
Media and Entertainment Reorganization
In February 2023, the Company announced that, to restore creativity to the center of our business, we will reorganize our media and entertainment businesses, which have been previously reported in one segment, Disney Media and Entertainment Distribution. As a result of the reorganization, effective with the fourth quarter of fiscal 2023, the financial results of the media and entertainment businesses will be reported in two segments, Entertainment and Sports, thereby providing increased transparency by giving incremental detail on our linear networks and sports businesses.
Consumer Products Revenue Share
Under our new segment financial reporting, the Entertainment segment will receive an intersegment allocation of revenues from the consumer products business, which is included in the Experiences segment (renamed from Disney Parks, Experiences and Products). This revenue allocation, which is now consistent with the approach taken prior to our last segment reporting changes in 2020, is meant to reflect royalties on merchandise licensing revenues generated on intellectual property (IP) created by the Entertainment segment, more consistent with certain of our industry peers and reflective of the value this IP brings to our consumer products business.
The information contained in this Item 7.01, including Exhibit 99.1 incorporated herein by reference, is furnished and shall not be deemed to be filed for purposes of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.
Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Description
99.1	Information regarding recast segment financial information for the nine months ended July 1, 2023, fiscal year 2022 and fiscal year 2021
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

Signatures
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

The Walt Disney Company

By:	/s/ Brent A. Woodford
Brent A. Woodford
Executive Vice President Controllership, Financial Planning and Tax
Dated: October 18, 2023